UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): August 7, 2007
THERMADYNE HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-22378	74-2482571
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

16052 Swingley Ridge Road,		63017
Suite 300		(Zip Code)
Chesterfield, Missouri
(Address of principal executive offices)
(636) 728-3000
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act.
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 2.02. Results of Operations and Financial Condition.
On August 7, 2007, Thermadyne Holdings Corporation (the “Company”) issued a press release announcing the financial results for its second quarter of fiscal year 2007, which ended on June 30, 2007. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information contained in the website cited in the press release is not a part of this Report.
The information under this Item 2.02, including Exhibit 99.1, is being furnished under Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
In the Annual Report of Thermadyne Holdings Corporation on Form 10-K for the fiscal year ended December 31, 2006 (the “Form 10-K”), management provided a report that concluded that our internal control over financial reporting (as defined in Rule 13a-15(f) under the Securities Exchange Act of 1934) was effective as of December 31, 2006. We have subsequently determined that our procedures for review and approval of non-routine transactions were not effective and as a result an error occurred in the calculation of the loss on discontinued operations. Accordingly, we concluded that we had a material weakness in our internal control over financial reporting as of December 31, 2006. We believe we have remediated the material weakness as of June 30, 2007.
Specifically, we have continued our ongoing implementation and refinement of the remediation procedures described in our “Management Report on Internal Control Over Financial Reporting” included in Item 9A of our Form 10-K. Therein we stated “In 2006, the Company made extensive process and personnel changes in the areas noted above in an effort to establish effective internal controls and eliminate the material weaknesses. The process changes included pervasive modifications to the internal control procedures and the control environment consisting of comprehensive and timely account reconciliations and analyses in concert with appropriate oversight and review by experienced personnel combined with expanded use of computer systems capabilities. All management personnel associated with external financial reporting and disclosures and associated with setting and monitoring corporate-wide financial accounting and internal control procedures have been replaced. Management believes that corporate office monitoring controls and oversight have been established to prevent and detect any material misstatement in these areas. These controls by Thermadyne corporate office occur on a monthly, quarterly, and annual basis. Examples of these controls include: quarterly account reconciliations, experienced management review of the monthly financial analyses and the quarterly audit submissions by the locations, performance of variance analysis, approval of journal entries, and use of a monthly closing checklist to ensure all items are accounted for.” In addition, we have further enhanced the rigor of the application of these practices relative to our review and approval of non-routine transactions.

On December 30, 2006, the Company committed to sell its operations in South Africa and Brazil. In December 2006, we recorded an impairment provision to adjust the net carrying value of these operations to their estimated net realizable value. During the second quarter of 2007, we identified adjustments resulting in an incorrect carrying value of these operations which had the effect of overstating our 2006 impairment provision by a net $0.3 million. These adjustments consisted of corrections to: exclude the intercompany account from the loss of $2.9 million, net of tax; increase goodwill impairments of $2.2 million and increase other tax accruals related to these operations of $0.4 million. The net effect of these adjustments was deemed to be immaterial to the applicable periods. Therefore, there were no changes to our audited consolidated financial statements presented in the Form 10-K. Our report for the second quarter of 2007 includes the adjustments set forth above.
On August 7, 2007, the Audit Committee of our Board of Directors, after consultation with management and KPMG LLP, our independent registered public accounting firm, concurred with management’s conclusion that we had a material weakness in our internal control over financial reporting as of December 31, 2006 and determined that neither management’s report nor KPMG LLP’s report regarding the effectiveness of our internal control over financial reporting contained in the Form 10-K should be relied upon. As a result of this determination, we intend to file an amendment to the Form 10-K to reflect a change in management’s assessment of our internal control over financial reporting as of December 31, 2006, and to restate Management’s Report on Internal Control Over Financial Reporting. In addition, the amended Form 10-K will include a restated Report of Independent Registered Public Accounting Firm regarding the Company’s Internal Control Over Financial Reporting and Management’s report thereon. The amended Form 10-K will not change our consolidated financial statements or the Report of Independent Registered Public Accounting Firm on the Consolidated Financial Statements and Related Financial Statement Schedule dated March 30, 2007, included in the Form 10-K.
We also intend to file an amendment to the Form 10-Q for the three months ended March 31, 2007 to reflect a change in management’s assessment of our disclosure controls and procedures as of May 7, 2007. The amended Form 10-Q will not change our consolidated financial statements included in the Form 10-Q.
The Audit Committee of our Board of Directors has discussed these matters with KPMG LLP.
Item 8.01. Other Events
     On August 7, 2007, Thermadyne Holdings Corporation announced the appointment of Terry A. Moody as its Executive Vice President of Global Operations. A copy of this press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release of Thermadyne Holdings Corporation, dated August 7, 2007

99.2	Press release of Thermadyne Holdings Corporation, dated August 7, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 7, 2007

THERMADYNE HOLDINGS CORPORATION

By:	/s/ Patricia S. Williams

Name: Patricia S. Williams
Title: General Counsel and Corporate Secretary

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